ASC 1997-D5-$1,750,000,000
                             Structural Term Sheet


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and 10/1/97 prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Structural or Collateral Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus.
Although the information contained in this Structural Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


At Issue:
Public Securities:

                             Principal    Initial   Spread   Approx.  Avg.    Mod.   Principal  Prin. Win.  Implied  Implied
Class         Ratings          Amount       Cpn      Talk     Price   Life    Dur.     Window      Graph     DSCR*    LTV*   Sub.
-----         -------          ------       ---      ----     -----   ----    ----     ------      -----     -----    ----   ----

A-1A        AAA/AAA/Aaa     $190,000,000   6.88%                       3.6    2.9    11/97-1/2004             1.93    50%
                                           Fixed
A-1B        AAA/AAA/Aaa     $160,000,000   6.90%                       7.5    5.7    1/2004-12/2006           1.93    50%
                                           Fixed
A-1C        AAA/AAA/Aaa     $920,000,000   6.92%                      10.1    7.1    12/2006-5/2010           1.93    50%
                                           Fixed
A-2           AAA/AA+       $34,000,000    6.91%                      14.0    8.3    5/2010-2/2012            1.88    52%
                                            WAC
A-3            AA/AA        $77,000,000    6.96%                      14.5    8.7    2/2012-6/2012            1.79    54%
                                            WAC
A-4            A/A-         $94,000,000    7.05%                      14.7    8.8    6/2012-9/2012            1.67    58%
                                            WAC
A-5           BBB/BBB       $77,000,000    7.18%                      14.9    8.9    9/2012-9/2012            1.59    61%
                                            WAC
A-6          BBB-/BBB-      $17,000,000    7.61%                      14.9    8.9    9/2012-9/2012            1.57    62%
                                            WAC
A-7            BBB-         $17,000,000    7.66%                      14.9    8.9    9/2012-9/2012            1.55    63%
                                            WAC
CS-1            AAA         $190,000,000   1.27%                      2.2c    1.9    11/97-1/2004             n/a     n/a
                                            WAC
PS-1            AAA        $1,715,000,000  1.04%                      5.9c    4.7    11/97-4/2017             n/a     n/a

                                            WAC
Private Securities:

B-1A            BB+         $25,000,000                                                                       1.48    66%

B-1B            BB          $35,000,000                                                                       1.48    66%

B-1C            BB-         $17,000,000                                                                       1.48    66%

B-2              B          $47,000,000                                                                       1.44    67%

B-3             UR          $13,000,000                                                                       1.43    68%

*  LTV's and DSCRs are weighted averages.

Issue:
Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates,
Series 1997-D5.

The Offering:
$1,715,000,000 fixed rate commercial mortgage-backed securities.

Prepayment Lock Out:
98% of the bond cash flows are locked out for their term.

Original  Loan Principal:           $1,715,000,000

Loan Principal at Cut-off:          $1,712,000,000

Rating Agencies:                    Standard & Poor's,
                                    Moody's Investor Service
                                    Fitch Investors Service

Cut-Off Date:                       September 31, 1997

Closing Date:                       October ___, 1997

First Payment Date:                 November  , 1997

Scheduled Final Distribution:

Servicer:                           AMRESCO Mgt, Inc

Trustee:                            LaSalle National Bank

Fiscal Agent:                       ABN AMRO Bank N.V.

Advancing:                          Yes-Through liquidation

Minimum Denomination:               $50,000

Delivery:                           DTC,CEDEL,Euroclear

Web Site:                           http://www.nomurany.com
                                    Account Name:    cmbs

A hard copy is available upon request.

Fixed Interest Rates:               8.33%WA; 7.38%-10.1%

Effective Maturity:                 151WAM; 84-265 Mos.

Amortization:                       310WA; 120-386 Mos.

Amortization Characteristics:
-----------------------------

Effective Balloon Loans:             89% of pool
Balloon Loans:                       1% of  pool
Fully Amortizing Loans:              10% of pool

Collateral Breakdown:
---------------------
Collateral:

150 fixed rate mortgage loans secured by 215 properties located in 35 states and Grand Cayman with the largest concentrations in Ohio (11%), Maryland (11%), New Jersey (10%), Virginia (7%) and New York (7%).



Lockbox:
--------

78% of the pool has a cash management  program in place at origination.

100% of the ARD loans have cash management systems in place 6 months prior to the ARD date.

Cross-collateralized pools:
---------------------------

26% of the initial pool balance is contained in cross-collateralized pools.

There are 14 loans containing properties ranging in size from $3.5 mm to $124.3 mm.

Top Ten Loans:
--------------
The 10 largest loans comprise 41.8% of the pool, with a combined initial balance of $716,550,644.

Single assets with a balance of more than $25 mm:

11 loans totaling $619,000,000

36% of the pool

Weighted Average DSCR of 1.51X

Weighted Average LTV of 65%

Located in 9 states and Grand Cayman Island.

Properties include 3 Retail properties, 1 Healthcare property, 2 Hotels, and 5 Office buildings.

Range of property loan balances:    $756,000 - $124,270,089

Average Loan Balance:               $11,400,000

LTV:                                68% WA; 45%-86%

Based on appraisals completed within 12 months of issuance.

          LTV Range           % of Pool        # of loans
          ---------           ---------        ----------
          45%-49.9%              3.9%               5
          50%-54.9%             10.4%              11
          55%-59.9%              5.5%              10
          60%-64.9%             14.3%              27
          65%-69.9%             16.7%              40
          70%-74.9%             20.0%              54
          75%-79.9%             24.9%              46
          80%-86.1%              4.3%               7

            Total              100.0%             200

* Credit Lease deals are not included in this table.




Debt Service Coverage Ratio:        1.43X WA; 1.19X - 2.13X
---------------------------

Based on underwritten Net Cash Flow derived from borrower provided financial information.

Debt Service Coverage Ratio:        1.59X WA
---------------------------

Based on borrower provided trailing 12 months NOI.

         DSCR Range           % of Pool        # of Props*
         ----------           ---------        -----------
         1.19-1.299             21.7%              61
          1.3-1.399             32.6%              56
          1.4-1.499             21.6%              26
          1.5-1.599              9.6%              27
          1.6-1.699              6.4%              20
          1.7-1.799              4.3%               3
          1.8-1.899              0.7%               1
          1.9-1.999              2.4%               1
          2.0-2.199              0.7%               5

            Total                100%             200

* Credit Lease deals are not included in this table.


Property Diversification:
                      % of     Wtd. Avg.  Wtd. Avg.  Balloon/ARD
Property Type         Total       DSCR       LTV        LTV
-------------         -----       ----       ---        ---
Credit Lease             7%       n/a        n/a
Healthcare               4%       2.07       71%        32%
Hotel                   15%       1.63       59%        36%
MHP                      2%       1.45       70%        60%
Multifamily             20%       1.31       77%        67%
Office                  27%       1.37       67%        39%
Retail                  23%       1.39       69%        55%
Indust/Warehouse         2%       1.36       68%        55%
                Total   100%      1.43       68%        49%

Property  Type  Diversification:
--------------------------------

[GRAPHIC   OMITTED]  Pie  chart   demonstrating   percentage  of  property  type
diversification.

Geographic Distribution:
------------------------

[GRAPHIC   OMITTED]  Map  of  United  States   showing   geographic   percentage
distribution.  214 Properties, 35 States.


Bond Class Paydown:
[GRAPHIC OMITTED] - Chart illustrating Bond Class paydown.